UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2012

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events

As previously disclosed, on July 27, 2010, St. Jude Medical, Inc. (“St. Jude”) filed a lawsuit against Volcano Corporation (the “Company”) in federal district court in Delaware, alleging that the Company's pressure guide wire products infringe five patents owned by St. Jude. One of those patents were subsequently eliminated from the litigation through summary judgment on October 12, 2012, and a one-week jury trial on the remaining four St. Jude patents at issue was held commencing on October 15, 2012.
Although several post-trial motions and trials are pending or remain available to the parties in the case, on October 19, 2012 the jury ruled in favor of the Company with respect to all four patents, finding that Volcano's pressure sensing guidewire products do not infringe St. Jude patents 6112598 (a sensor mount patent) and 6248083 (a calibration patent). In addition, the jury found that St. Jude patents 5938624 and 6196980 (connector patents) were invalid.
Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Any statements in this report that are not historical facts may be considered "forward-looking statements" including statements regarding the impact of the verdict discussed above, potential results of any litigation, potential infringement or non-infringement of third-party intellectual property rights or the Company's intellectual property rights and applicable remedies, and the potential benefits of the Company's products and procedures. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties which may cause the Company's results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ include unfavorable developments in the ongoing litigation described above or other litigation, the Company's ability to obtain the relief it seeks in the litigation described above or other litigation, the Company's ability to obtain or maintain patent or other proprietary intellectual property protection, unexpected regulatory actions or delays or government regulation generally, unexpected new data, safety and technical issues, market conditions and other risks inherent to medical device companies and patent litigation. These and additional risks and uncertainties are more fully described in the Company's filings made with the Securities and Exchange Commission, including the Company's most recent quarterly report on Form 10-Q. Undue reliance should not be placed on forward-looking statements which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel
Dated: October 19, 2012